UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2019 (February 1, 2019)
TECOGEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

(781) 622-1120
(Registrant's telephone number, including area code)
_______________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2019, the Board of Directors of Tecogen Inc. (the “Company") increased the size of the Company's Board of Directors to seven (7) directors, and appointed John N. Hatsopoulos as an additional member of the Company's Board of Directors, to serve until the Company's 2019 annual meeting of stockholders, or until his successor is duly elected and qualified. Mr. Hatsopoulos will serve as Lead Director for purposes of assisting the Company in identifying and evaluating financing alternatives for the Company.

Mr. Hatsopoulos is a founder of the Company, and was a member of the Board of Directors of the Company until June 6, 2018. Mr. Hatsopoulos served as CEO of the Company until October 29, 2014 and as co-CEO through March 29, 2018. Mr. Hatsopoulos has also served as an advisor to the Board of Directors and the CEO of the Company since January 3, 2018 pursuant to an Advisory Agreement with the Company dated January 3, 2018 a copy of which was filed as an Exhibit to a Current Report on Form 8-K, as filed with the SEC on January 9, 2018. The term of the Advisory Agreement continues through January 2, 2021.

There is no arrangement or understanding between Mr. Hatsopoulos and any other persons pursuant to which he was elected as a director, nor are there any family relationships between Mr. Hatsopoulos and any of the Company's executive officers and directors. As previously reported in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, as filed with the SEC on August 14, 2017, the Company assumed a loan from Mr. Hatsopoulos in the original principal amount of $850,000 in connection with the merger of American DG Energy Inc. with a subsidiary of the Company, which loan was repaid in full on May 4, 2018 as reported in the Company's Current Report on Form 8-K, as filed with the SEC on May 8, 2018. Other than the loan and the loan pay-off and the Advisory Agreement described above, there are no transactions involving the Company and Mr. Hatsopoulos that are reportable pursuant to Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Bonnie Brown
February 1, 2019	Bonnie Brown, Principal Financial & Accounting Officer